November 26, 2013

Deborah O’Neal-Johnson, Esquire
Division of Investment Management
U.S. Securities & Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re: T. Rowe Price International Funds, Inc. (“Registrant”)

  consisting of the following series:

   T. Rowe Price Global Infrastructure Fund

 File Nos.: 002-65539/811-2958

Dear Ms. O’Neal-Johnson:

In accordance with the provisions of Rule 497 of the Securities Act of 1933, we are hereby filing the above-captioned fund’s sticker dated November 20, 2013. The sticker updates the current prospectus of the above-referenced fund.

The purpose of the sticker is to notify investors of a proposed fund merger if approved by shareholders via a proxy, and to notify shareholders of a change to the Chairman of the fund’s Investment Advisory Committee.

The information contained in these eXtensible Business Reporting Language (“XBRL”) exhibits relates to the prospectus sticker filed under Rule 497 on November 20, 2013.

Please contact me at 410-345-4981, or in my absence, Brian R. Poole, at 410-345-6646, if we may be of further assistance.

Sincerely,

/s/Tawanda L. Cottman
Tawanda L. Cottman